                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                   FORM N-CSR

Investment Company Act file number 811-1444

                               VALUE EQUITY TRUST
                        --------------------------------
               (Exact Name of Registrant as Specified in Charter)

                 Two International Place, Boston, MA 02110-4103
                 ----------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's Telephone Number, including Area Code: (617) 295-2663
                                                            --------------

                               Salvatore Schiavone
                             Two International Place
                           Boston, Massachusetts 02110
                     ---------------------------------------
                     (Name and Address of Agent for Service)

Date of fiscal year end:        7/31

Date of reporting period:       7/31/04

ITEM 1.  REPORT TO STOCKHOLDERS

[Scudder Investments logo]

Scudder Large Company Value Fund

Annual Report to Shareholders

July 31, 2004

Contents

<Click Here> Performance Summary

<Click Here> Information About Your Fund's Expenses

<Click Here> Portfolio Management Review

<Click Here> Portfolio Summary

<Click Here> Investment Portfolio

<Click Here> Financial Statements

<Click Here> Financial Highlights

<Click Here> Notes to Financial Statements

<Click Here> Report of Independent Registered Public Accounting Firm

<Click Here> Tax Information

<Click Here> Trustees and Officers

<Click Here> Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. This fund is subject to stock market risks, meaning stocks in the fund may decline in value for extended periods of time due to the activities and financial prospects of individual companies, or due to general market and economic conditions. Please read this fund's prospectus for specific details regarding its investments and risk profile.

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Fund shares are not FDIC-insured and are not deposits or other obligations of, or guaranteed by, any bank. Fund shares involve investment risk, including possible loss of principal.

Performance Summary July 31, 2004

Classes A, B, C and I

All performance shown is historical, assumes reinvestments of all dividends and capital gains, and is not indicative of future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit scudder.com for the product's most recent month-end performance.

The maximum sales charge for Class A shares is 5.75%. For Class B shares, the maximum contingent deferred sales charge (CDSC) is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no adjustment for front-end sales charges but redemptions within one year of purchase may be subject to a CDSC of 1%. Unadjusted returns do not reflect sales charges and would have been lower if they had. Class I shares are not subject to sales charges.

Returns and rankings during all periods shown for Class B, C and I shares reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemptions of fund shares. Returns and rankings may differ by share class.

Returns shown for Class A, B and C shares for the periods prior to their inception on June 25, 2001 are derived from the historical performance of Class S shares of the Scudder Large Company Value Fund during such periods and have been adjusted to reflect the higher gross total annual operating expenses of each specific class. Any difference in expenses will affect performance.

Average Annual Total Returns (Unadjusted for Sales Charge) as of 7/31/04
Scudder Large Company Value Fund	1-Year	3-Year	5-Year	10-Year
Class A	14.76%	-.09%	.56%	9.72%
Class B	13.83%	-.92%	-.25%	8.84%
Class C	13.83%	-.90%	-.23%	8.87%
Russell 1000 Value Index+	17.68%	2.55%	2.19%	12.14%

Scudder Large Company Value Fund	1-Year	3-Year	Life of Class*
Class I	15.32%	.36%	-.13%
Russell 1000 Value Index+	17.68%	2.55%	2.41%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

* Class I shares commenced operations on June 25, 2001. Index returns begin June 30, 2001.

Net Asset Value and Distribution Information
	Class A	Class B	Class C	Class I
Net Asset Value: 7/31/04	$ 23.57	$ 23.46	$ 23.47	$ 23.58
7/31/03	$ 20.71	$ 20.61	$ 20.62	$ 20.71
Distribution Information: Twelve Months: Income Dividends as of 7/31/04	$ .19	$ -	$ .00**	$ .29

** Amount is less than $.005.
Class A Lipper Rankings - Large-Cap Value Funds Category as of 7/31/04
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	173	of	409	43
3-Year	143	of	314	46

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total returns unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable. Rankings are for Class A shares; other share classes may vary.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] Scudder Large Company Value Fund - Class A [] Russell 1000 Value Index+

Yearly periods ended July 31

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

Comparative Results (Adjusted for Maximum Sales Charge) as of 7/31/04
Scudder Large Company Value Fund		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$10,816	$9,400	$9,693	$23,834
	Average annual total return	8.16%	-2.04%	-.62%	9.07%
Class B	Growth of $10,000	$11,083	$9,548	$9,796	$23,328
	Average annual total return	10.83%	-1.53%	-.41%	8.84%
Class C	Growth of $10,000	$11,383	$9,734	$9,885	$23,384
	Average annual total return	13.83%	-.90%	-.23%	8.87%
Russell 1000 Value Index+	Growth of $10,000	$11,768	$10,785	$11,142	$31,445
	Average annual total return	17.68%	2.55%	2.19%	12.14%

Scudder Large Company Value Fund		1-Year	3-Year	Life of Class*
Class I	Growth of $10,000	$11,532	$10,108	$9,960
	Average annual total return	15.32%	.36%	-.13%
Russell 1000 Value Index+	Growth of $10,000	$11,768	$10,785	$10,762
	Average annual total return	17.68%	2.55%	2.41%

The growth of $10,000 is cumulative.

* Class I shares commenced operations on June 25, 2001. Index returns begin June 30, 2001.
+ The Russell 1000 Value Index is an unmanaged index that consists of those stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Class AARP and Class S

Class AARP has been created especially for members of AARP. Class S is not available to new investors.

All performance shown is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit aarp.scudder.com (Class AARP) or myScudder.com (Class S) for the product's most recent month-end performance.

Returns and rankings during all periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemptions of fund shares. Returns and rankings may differ by share class.

Returns shown for Class AARP for the periods prior to its inception on October 2, 2000 are derived from the historical performance of Class S shares of the Scudder Large Company Value Fund during such periods and have assumed the same expense structure during such periods. Any difference in expenses will affect performance.

Average Annual Total Returns as of 7/31/04
Scudder Large Company Value Fund	1-Year	3-Year	5-Year	10-Year
Class S	15.10%	.17%	.82%	10.02%
Class AARP	15.05%	.14%	.81%	10.01%
Russell 1000 Value Index+	17.68%	2.55%	2.19%	12.14%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

Net Asset Value and Distribution Information
	Class AARP	Class S
Net Asset Value: 7/31/04	$ 23.58	$ 23.59
7/31/03	$ 20.71	$ 20.71
Distribution Information: Twelve Months: Income Dividends as of 7/31/04	$ .24	$ .24

Class S Lipper Rankings - Large-Cap Value Funds Category as of 7/31/04
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	151	of	409	37
3-Year	128	of	314	41
5-Year	108	of	218	50
10-Year	40	of	85	47

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return with distributions reinvested. Rankings are for Class S shares; other share classes may vary.

Growth of an Assumed $10,000 Investment
[] Scudder Large Company Value Fund - Class S [] Russell 1000 Value Index+

Yearly periods ended July 31

Comparative Results as of 7/31/04
Scudder Large Company Value Fund		1-Year	3-Year	5-Year	10-Year
Class S	Growth of $10,000	$11,510	$10,050	$10,419	$25,974
	Average annual total return	15.10%	.17%	.82%	10.02%
Class AARP	Growth of $10,000	$11,505	$10,042	$10,414	$25,962
	Average annual total return	15.05%	.14%	.81%	10.01%
Russell 1000 Value Index+	Growth of $10,000	$11,768	$10,785	$11,142	$31,445
	Average annual total return	17.68%	2.55%	2.19%	12.14%

The growth of $10,000 is cumulative.

+ The Russell 1000 Value Index is an unmanaged index that consists of those stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section and which would result in higher total expenses. The following table is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The table is based on an investment of $1,000 made at the beginning of the six-month period ended July 31, 2004.

The table illustrates your Fund's expenses in two ways:

• Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

• Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended July 31, 2004
Actual Fund Return	Class A	Class B	Class C	Class I	Class AARP	Class S
Beginning Account Value 1/31/04	$ 1,000	$ 1,000	$ 1,000	$ 1,000	$ 1,000	$ 1,000
Ending Account Value 7/31/04	$ 992	$ 987	$ 987	$ 994	$ 993	$ 993
Expenses Paid per $1,000*	$ 5.95	$ 10.01	$ 9.86	$ 3.50	$ 4.41	$ 3.84
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class I	Class AARP	Class S
Beginning Account Value 1/31/04	$ 1,000	$ 1,000	$ 1,000	$ 1,000	$ 1,000	$ 1,000
Ending Account Value 7/31/04	$ 1,019	$ 1,015	$ 1,015	$ 1,021	$ 1,021	$ 1,021
Expenses Paid per $1,000*	$ 6.03	$ 10.14	$ 10.00	$ 3.55	$ 4.48	$ 3.89

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 366.
Annualized Expense Ratios+	Class A	Class B	Class C	Class I	Class AARP	Class S**
Scudder Large Company Value Fund	1.20%	2.02%	2.00%	.71%	.89%	.78%

+ The expense ratio reflects a change to expenses within the most recent six-month period. Effective April 1, 2004, the Fund directly bears the costs of those expenses formerly covered under an Administrative Agreement. See Note C in Notes to Financial Statements.
** The expense ratio includes a one-time adjustment. Without the effect of this adjustment the annualized expense ratio would have been .88%.

For more information, please refer to the Fund's prospectus.

Portfolio Management Review

Scudder Large Company Value Fund: A Team Approach to Investing

Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for Scudder Large Company Value Fund. DeIM and its predecessors have more than 80 years of experience managing mutual funds and DeIM provides a full range of investment advisory services to institutional and retail clients. DeIM is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DeIM is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

Portfolio Management Team

Thomas F. Sassi

Managing Director of Deutsche Asset Management and Lead Portfolio Manager of the fund.

• Joined Deutsche Asset Management in 1996 and the fund in 2003.

• Over 32 years of investment industry experience.

• MBA, Hofstra University.

Steve Scrudato, CFA

Director of Deutsche Asset Management and Portfolio Manager of the fund.

• Joined Deutsche Asset Management in 2000 as a portfolio specialist, Large Cap Value: New York.

• Prior to that, 11 years of experience as a product specialist and client service executive at Dreyfus Investment Advisors and various investment consulting and manager research positions at Diversified Investment Advisors and PaineWebber.

• Joined the fund in 2004.

As mentioned in our recent communication about changes to the investment team, Fred Gaskin left the firm in July 2004. Tom Sassi has assumed the role of lead portfolio manager and is joined by Portfolio Manager Steve Scrudato, who has more than 14 years of investment industry experience. Scrudato is a graduate of Moravian College and a CFA charterholder. In the following interview, Sassi and Scrudato address the economy, the management team's approach and the resulting performance of Scudder Large Company Value Fund for the annual period ended July 31, 2004.

Q: How would you characterize the market environment during the period?

A: Economic and geopolitical worries created a climate of extreme emotionalism that resulted in a highly volatile and rotational investment environment. The period began on the cusp of economic recovery. During the first five months, the stock, or equity, markets recorded strong gains in pro-cyclical industries (those that tend to do well in an improving economy) and small-capitalization stocks (those of relatively smaller companies), which tend to react earlier than their large-cap counterparts to economic improvement. Investors favored more speculative names in volatile industries, companies with relatively high valuations and generally weak operating results.

As we entered the new year, the strength and sustainability of a broad recovery was widely debated among industry experts, despite the economy's apparent health, as evidenced by rising employment and other positive leading indicators. The media focused on the debate, fomenting negative investor sentiment. Historically high energy prices, rising short-term interest rates and uncertainty surrounding the upcoming presidential election compounded investor concerns.

Some investors went "back to basics," returning to the larger, higher-quality, dividend-paying stocks that are perceived to offer greater relative safety and stability. Others simply took a breather, believing that the market had already "priced in," or accounted for, a robust economic rebound that had only partially materialized. The market entered a narrow trading range (meaning that few industry sectors or individual stocks logged strong gains or suffered deep losses) that lasted throughout the remainder of the period.

Corporate America, meantime, remained reluctant to spend or reinvest its vast cash reserves. Many companies instead concentrated on tidying up their balance sheets, becoming leaner and more cost-efficient. Earnings during the period generally were strong, with growing consumer demand reflected in rising revenues and wider profit margins.

Q: How did the portfolio perform during the period?

A: Scudder Large Company Value Fund Class A shares rose 14.76%, performing in line with the 14.76% average total return of the fund's peers in the Large Cap Value Funds category, as tracked by Lipper Inc., for the one-year period ended July 31, 2004.1 (Returns are unadjusted for sales charges. If sales charges had been included, returns would have been lower. Past performance is not a guarantee of future results.) The fund's performance trailed the 17.68% total return of its benchmark, the Russell 1000 Value Index, but outpaced the Standard & Poor's 500 index (S&P 500), which gained 13.17% for the same period.2 (Please see pages 3 through 7 for performance of other share classes and for more complete performance information.)

1 The Large Cap Value Funds category tracked by Lipper Inc. includes funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) of greater than 300% of the dollar-weighted median market capitalization of the S&P Mid-Cap 400 Index. Large Cap Value funds seek long-term growth of capital by investing in companies that are considered to be undervalued relative to a major unmanaged stock index based on price-to-current earnings, book value, asset value or other factors. These funds normally will have a below-average price-to-earnings ratio and three-year earnings growth figure compared with the US diversified large-cap funds universe average.
2 The Russell 1000 Value Index measures the performance of large companies with lower price-to-book ratios and lower forecasted growth values than the overall market. Returns reflect the reinvestment of all distributions.
The Standard & Poor's 500 index is an unmanaged group of stocks generally representative of the US stock market. Index returns represent the reinvestment of all distributions.
It is not possible to invest directly into an index.

The market's preference throughout most of the period for smaller-capitalization stocks of lower quality worked against our investment approach. The fund focuses on large-cap stocks of relatively higher quality, with long, distinguished histories of strong earnings and dividend growth, and good earnings and dividend growth prospects. While we are pleased by the fund's outperformance of the broader markets, as measured by the S&P 500, our aim is to beat the benchmark.

Q: Will you describe your stock selection strategy and general fund management approach?

A: Through rigorous fundamental analysis, we seek stocks with characteristics that are consistent with our contrarian value investment philosophy. That is, we look for high-quality companies that have fallen out of favor with the market, for one reason or another, and are trading at below-market valuations.

We screen a universe of potential value investments to find stocks with relatively low price-to-earnings ratios (generally, the most common measure of how expensive a stock is) and price-to-book ratios (generally, the current value of a company's assets), and above-market dividend yields and earnings growth. After narrowing the field, we analyze individual candidates and construct a portfolio that will be diversified across many market sectors and industries.

We are active value managers. While many of our peers manage their portfolios to closely mimic the benchmark Russell 1000 Value Index, we believe that we can add greater value by selecting stocks based on our proprietary research. We are confident in the effectiveness of our analytical approach to stock selection over time. So, while most of the fund's holdings are shared by the benchmark index, the portfolio's weightings (the proportion of assets the fund holds) in those stocks, and within various industry sectors, often are quite different.

Most importantly, we are consistent in our approach. We do not sway from our contrarian value strategy in an effort to achieve short-term gains from stocks that don't fit our investment criteria. This strategy has proven largely successful for us in the past. While the past is never a guarantee of future results, and the market from time to time poses challenges that are difficult, if not impossible, to overcome, we believe that this approach should continue to result in the fund's strong long-term performance.

Q: Which strategies or individual stocks contributed most to fund performance?

A: Adept stock selection contributed powerfully to performance. Robust gains in select names helped the portfolio's holdings in consumer discretionary stocks - one of the weakest-performing sectors overall - to outperform this sector of the benchmark by more than 25%, despite the fund's comparatively underweight position. Retailers did quite well, especially during the first four months of the period leading up to the holiday season.

• Nordstrom was notably strong. Improved operations and astute merchandising resulted in significant sales increases, robust earnings and an expansion of gross profit margins. Because the stock reached our price target (nearly doubling on an average-cost basis since it was first purchased), we sold it during the period to lock in profits for shareholders.

• Limited Brands, among the portfolio's 10 largest holdings, also gained ground. The stock is an excellent example of our contrarian value philosophy in practice. Investors punished the company after its subsidiaries, including Bath and Body Works and Express stores, failed to perform as well as its crown jewel: lingerie giant Victoria's Secret. We purchased the stock at that time. Since then, the company's attempt to turn around these businesses has resulted in fundamental improvements and earnings growth. Further, a $1 billion stock buyback announced during the period has made the Street again take notice of Limited Brands. We intend to maintain a significant stake in the stock, which we believe continues to provide outstanding opportunities for potential earnings growth.

Although financial stocks, hit hard by rising interest rates, were among the poorest-performing sectors of the benchmark index, prudent stock-picking and consolidation within the banking industry helped make financials among the strongest-performing sectors of the portfolio during the period. While we do not necessarily buy stocks in anticipation of an acquisition or merger, the fund and its shareholders benefit when they occur.

• FleetBoston Financial was the period's biggest winner. The stock surged after Bank of America Corporation announced plans to acquire the company at a substantial premium. Bank of America Corp., which was among the portfolio's core positions, initially lost considerable ground. It rallied powerfully, however, and finished the period with a small gain.

• US Bancorp's focus on growing its business through acquisitions and cost-containment efforts led the stock to strong advances during the period. The company recently sold its interest in investment banking and brokerage firm Piper Jaffray in order to concentrate on its core banking business. We intend to maintain our stake in the stock, which we believe offers an attractive valuation, dividend yield and earnings growth potential.

• JP Morgan Chase & Co., the portfolio's largest individual holding, also logged robust gains. During the period, the company acquired Bank One, paying a comparatively smaller premium for its vast network of bank branches than did Bank of America for FleetBoston. The move was lauded by market watchers, who see the two companies as good complements to each other and predict the merger will enable JP Morgan Chase to gain greater scale, cut operating costs and increase earnings. We believe the merger, specifically, will result in increased investment banking opportunities and gains in private equity and corporate loans.

A spike in crude oil prices propelled integrated oil and oil services stocks during the period.

• Multinational conglomerate ExxonMobil Corp., one of the portfolio's 10 largest holdings, was among its top performers. Given our contrarian value approach, we pared back the portfolio's holdings in ExxonMobil on strength, taking profits for shareholders. By doing so, we also sought to reduce the fund's stake in the company as a means of reducing risk. Performance of these stocks is largely determined by crude oil commodities prices, which we do not believe are sustainable at these historic highs.

Q: What, if anything, detracted from performance?

A: The portfolio's sector allocation strategy proved somewhat disappointing, with overweight positions relative to the benchmark in health care and technology - both of which were weak during the period - detracting most.

The portfolio's position in health care was not only its heaviest overweight relative to the benchmark but also its poorest-performing industry stake. Large pharmaceutical companies, including Wyeth, Merck & Co., Inc. and Bristol-Myers Squibb Co. (to a lesser extent), suffered losses.

• In regard to Wyeth, the company continued to be dogged by ongoing litigation regarding its once popular diet drug, Fen-Phen, despite promising new drugs in development and solid fundamental attributes.

• Competition from generic drugs and the disappointing results of late-stage product testing have damaged earnings and deterred investors from supporting Merck. We are very confident that the company will develop new drugs to replace those whose patents have expired.

• Bristol-Myers slipped after testing failures caused investor concern about earnings growth generation. While these failures are frustrating, we believe that the company will develop effective new drugs over time and that earnings growth will reaccelerate. Meantime, the company continues to pay an attractive qualified dividend yield to shareholders.

In our view, investors have overreacted to the various temporary challenges facing these companies. We do not believe that at current levels these stocks pose much downside risk. We are confident that earnings and valuations will return to their historical norms based on promising products currently in development. Meantime, while we're waiting for performance to turn around, these companies are continuing to pay healthy, often premium, dividend yields to shareholders.

Health care has long been among the portfolio's biggest overweight positions, differentiating the fund from the benchmark. Health care companies reconcile well with our approach because they tend to exhibit the fundamental attributes we seek: attractive valuations and long histories of earnings and dividend growth, as well as potential for future growth. In hindsight, we may have built the portfolio's position a bit early. Nonetheless, we feel good about the opportunities the sector presents.

Both sector allocation and stock selection proved problematic in technology. The portfolio held a modest overweight position relative to the benchmark. Technology stocks were the top-performing industry sector of the benchmark in 2003. Profit-taking and a shortfall in capital reinvestment and IT (information technology) spending on the part of American corporations caused technology stocks to sag in 2004. Losses ultimately offset gains in the sector.

Stock-specific disappointments also detracted:

• Nokia, a mobile communications and network infrastructure company, experienced a "hiccup" in product design that threatened its market share and slowed earnings. The company was surprised by the overwhelming popularity of the "clam shell," or "flip phone," offered by its competitors. Nokia has since introduced new products, including this type of phone, which are expected to reinvigorate sales. Despite its weak performance, Nokia continued to pay solid dividends to shareholders during the period. The company remains a major player in the wireless communications industry and a meaningful component of the portfolio's technology holdings.

• Applied Materials, a developer and manufacturer of integrated circuit fabrication equipment for the worldwide semiconductor industry, lost ground despite increased sales. Focusing on momentum and questioning whether sales growth had peaked, investors seemed to want more. It is our opinion that the stock's price ultimately will reconcile with the company's solid fundamental attributes. Further, we are confident that corporate IT spending will resume, supporting this and other semiconductor stocks.

Q: Do you have any closing comments for shareholders?

A: There are a lot of crosscurrents affecting the investment environment at this time. The economy, by many measures, is quite strong: GDP (gross domestic product - generally, the measure of all goods and services produced) continues to grow and capital spending is resuming. Interest rates, although incrementally higher, are still well below where they were during the bull markets of the late '80s and '90s and in March 2000, when the market hit its all-time high. The media, nonetheless, have paid little attention to these indicators of economic strength and potential growth. Rather, they have focused on geopolitical issues, the uncertainty of the upcoming election and rising energy prices.

As portfolio managers, we are somewhat frustrated that the market has not performed better, given its solid economic underpinnings. We know, of course, that this can happen from time to time when emotion and expectation bind the market. Ultimately, however, economic fundamentals and corporate profits determine stock prices. While we believe that negative investor sentiment will persist at least until the election results become known and energy prices stabilize, we are confident that market fundamentals will assert themselves in the end. Further, we are pleased with the portfolio's positioning and with the fundamental solidity and earnings growth prospects of the companies we hold. We believe the fund is poised to do well in any market environment.

As always, we will continue to look for opportunities to upgrade the quality of the portfolio, seeking stocks with lower price-to-earnings ratios, above-market dividend yields, and outstanding prospects for earnings and dividend growth. We thank our shareholders for their commitment to the fund and look forward to continuing to serve their needs in the time ahead.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions and should not be construed as a recommendation.

Portfolio Summary July 31, 2004

Asset Allocation	7/31/04	7/31/03

Common Stocks	98%	93%
Cash Equivalents	2%	7%
	100%	100%

Sector Diversification (Excludes Cash Equivalents and Securities Lending Collateral)	7/31/04	7/31/03

Financials	32%	35%
Health Care	16%	13%
Information Technology	13%	10%
Industrials	11%	12%
Energy	7%	8%
Consumer Staples	7%	3%
Materials	7%	8%
Consumer Discretionary	6%	10%
Telecommunication Services	1%	1%
	100%	100%

Asset allocation and sector diversification are subject to change.

Ten Largest Equity Holdings at July 31, 2004 (28.5% of Portfolio)
1. JPMorgan Chase & Co. Provider of global financial services	3.5%
2. Bank of America Corp. Provider of commercial banking services	3.4%
3. General Electric Co. Industrial conglomerate	3.0%
4. ExxonMobil Corp. Explorer and producer of oil and gas	2.9%
5. Citigroup, Inc. Provider of diversified financial services	2.8%
6. Baxter International, Inc. Manufacturer and distributor of hospital and laboratory products and services	2.7%
7. Limited Brands Operator of women's apparel stores	2.6%
8. PNC Financial Services Group Provider of commercial banking services	2.6%
9. US Bancorp. Provider of diversified financial services	2.5%
10. Honeywell International, Inc. Manufacturer of diversified technology products	2.5%

Portfolio holdings are subject to change.

For more complete details about the Fund's investment portfolio, see page 23. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end is available upon request on the 16th of the following month. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. This form is available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of July 31, 2004

	Shares	Value ($)

Common Stocks 96.2%
Consumer Discretionary 6.2%
Hotels Restaurants & Leisure 1.0%
McDonald's Corp.	628,100	17,272,750
Multiline Retail 1.1%
Family Dollar Stores, Inc.	390,000	10,865,400
Federated Department Stores, Inc.	181,300	8,687,896
		19,553,296
Specialty Retail 4.1%
Limited Brands	2,219,900	45,374,756
Sherwin-Williams Co.	607,500	24,530,850
		69,905,606
Consumer Staples 6.4%
Food Products 4.7%
ConAgra Foods, Inc.	1,105,100	28,732,600
General Mills, Inc.	494,700	22,212,030
Sara Lee Corp.	1,400,900	30,763,764
		81,708,394
Household Products 1.7%
Colgate-Palmolive Co.	225,000	11,970,000
Kimberly-Clark Corp. (c)	264,900	16,972,143
		28,942,143
Energy 7.3%
Oil & Gas
BP PLC (ADR)	376,500	21,219,540
ChevronTexaco Corp.	199,000	19,034,350
ConocoPhillips	322,456	25,399,859
ExxonMobil Corp.	1,062,130	49,176,619
Royal Dutch Petroleum Co. (NY Shares) (c)	216,600	10,894,980
		125,725,348
Financials 30.4%
Banks 16.7%
AmSouth Bancorp.	1,062,700	26,068,031
Bank of America Corp.	681,626	57,945,026
BB&T Corp.	680,900	26,371,257
National City Corp.	819,100	29,897,150
PNC Financial Services Group	875,800	44,315,480
SunTrust Banks, Inc. (c)	288,400	19,019,980
US Bancorp.	1,538,200	43,531,060
Wachovia Corp.	904,500	40,078,395
		287,226,379
Capital Markets 3.4%
Bear Stearns Companies, Inc.	298,400	24,892,528
Merrill Lynch & Co., Inc.	506,400	25,178,208
Morgan Stanley	190,000	9,372,700
		59,443,436
Diversified Financial Services 8.7%
Citigroup, Inc.	1,099,130	48,460,642
Fannie Mae	313,900	22,274,344
Freddie Mac	302,900	19,479,499
JPMorgan Chase & Co.	1,623,260	60,596,296
		150,810,781
Insurance 1.6%
Allstate Corp.	235,900	11,106,172
American International Group, Inc.	236,200	16,687,530
		27,793,702
Health Care 15.1%
Health Care Equipment & Supplies 4.1%
Baxter International, Inc.	1,534,100	46,130,387
Waters Corp.*	552,900	24,261,252
		70,391,639
Pharmaceuticals 11.0%
Abbott Laboratories	684,100	26,919,335
Bristol-Myers Squibb Co.	1,771,100	40,558,190
Johnson & Johnson	659,000	36,422,930
Merck & Co., Inc.	681,600	30,910,560
Pfizer, Inc.	938,114	29,982,123
Wyeth	713,300	25,250,820
		190,043,958
Industrials 10.6%
Aerospace & Defense 2.5%
Honeywell International, Inc.	1,143,800	43,018,318
Commercial Services & Supplies 2.2%
Avery Dennison Corp.	422,300	25,578,711
Pitney Bowes, Inc.	279,000	11,773,800
		37,352,511
Electrical Equipment 1.2%
Emerson Electric Co.	334,700	20,316,290
Industrial Conglomerates 4.7%
General Electric Co.	1,538,200	51,145,150
Textron, Inc.	505,100	30,962,630
		82,107,780
Information Technology 12.4%
Communications Equipment 1.1%
Nokia Oyj (ADR)	1,672,500	19,434,450
Computers & Peripherals 3.7%
Hewlett-Packard Co.	1,214,600	24,474,190
International Business Machines Corp.	439,100	38,232,437
		62,706,627
IT Consulting & Services 2.2%
Automatic Data Processing, Inc.	913,500	38,348,730
Semiconductors & Semiconductor Equipment 4.0%
Applied Materials, Inc.*	1,219,100	20,688,127
Intel Corp.	1,422,900	34,690,302
Texas Instruments, Inc.	617,500	13,171,275
		68,549,704
Software 1.4%
Microsoft Corp.	865,000	24,617,900
Materials 6.4%
Chemicals 2.3%
Air Products & Chemicals, Inc.	550,500	28,488,375
Dow Chemical Co.	274,700	10,957,783
		39,446,158
Containers & Packaging 2.4%
Sonoco Products Co.	1,617,300	41,904,243
Metals & Mining 1.7%
Alcoa, Inc.	907,200	29,057,616
Telecommunication Services 1.2%
Diversified Telecommunication Services
SBC Communications, Inc.	792,100	20,071,814
Utilities 0.2%
Electric Utilities
Southern Co.	100,000	2,928,000
Total Common Stocks (Cost $1,393,236,122)		1,658,677,573

Securities Lending Collateral 1.8%
Daily Assets Fund Institutional, 1.29% (d) (e) (Cost $31,459,380)	31,459,380	31,459,380

Cash Equivalents 2.0%
Scudder Cash Management QP Trust, 1.38% (b) (Cost $35,015,549)	35,015,549	35,015,549
Total Investment Portfolio - 100.0% (Cost $1,459,711,051) (a)		1,725,152,502

* Non-income producing security.
(a) The cost for federal income tax purposes was $1,465,623,331. At July 31, 2004, net unrealized appreciation for all securities based on tax cost was $259,529,171. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $289,961,088 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $30,431,917.
(b) Scudder Cash Management QP Trust is managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.
(c) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at July 31, 2004 amounted to $30,778,212, which is 1.8% of total net assets.
(d) Daily Assets Fund Institutional, an affiliated fund, is managed by Deutsche Asset Management, Inc. The rate shown is the annualized seven day yield at period end.
(e) Represents collateral held in connection with securities lending.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of July 31, 2004
Assets
Investments:
Investments in securities, at value (cost $1,393,236,122)	$ 1,658,677,573
Investment in Scudder Cash Management QP Trust (cost $35,015,549)	35,015,549
Daily Assets Fund Institutional (cost $31,459,380)*	31,459,380
Total investments in securities, at value (cost $1,459,711,051)	$ 1,725,152,502
Cash	223,168
Receivable for investments sold	2,127,185
Dividends receivable	3,609,076
Interest receivable	39,128
Receivable for Fund shares sold	704,638
Due from Advisor	796,581
Other assets	7,189
Total assets	1,732,659,467
Liabilities
Payable for investments purchased	421,041
Payable upon return of securities loaned	31,459,380
Payable for Fund shares redeemed	2,395,504
Accrued management fee	856,547
Other accrued expenses and payables	1,294,448
Total liabilities	36,426,920
Net assets, at value	$ 1,696,232,547
Net Assets
Net assets consist of: Undistributed net investment income	28,187,134
Net unrealized appreciation (depreciation) on investments	265,441,451
Accumulated net realized gain (loss)	(27,398,203)
Paid-in capital	1,430,002,165
Net assets, at value	$ 1,696,232,547

* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of July 31, 2004 (continued)
Net Asset Value
Class A Net Asset Value and redemption price per share ($84,978,975 / 3,605,712 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 23.57
Maximum offering price per share (100 / 94.25 of $23.57)	$ 25.01
Class B
Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($22,625,310 / 964,473 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 23.46
Class C
Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($10,905,344 / 464,637 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 23.47
Class I Net Asset Value, offering and redemption price per share ($16,351,442 / 693,392 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 23.58
Class AARP Net Asset Value, offering and redemption price per share ($32,148,222 / 1,363,280 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 23.58
Class S Net Asset Value, offering and redemption price per share ($1,529,223,254 / 64,821,092 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 23.59

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended July 31, 2004
Investment Income
Income: Dividends (net of foreign taxes withheld of $172,446)	$ 43,712,085
Interest - Scudder Cash Management QP Trust	660,236
Securities lending income	9,052
Total Income	44,381,373
Expenses: Management fee	10,385,425
Administrative fee	4,645,340
Distribution services fees	557,659
Services to shareholders	1,108,375
Custodian and accounting fees	141,338
Auditing	25,498
Legal	15,006
Trustees' fees and expenses	50,261
Reports to shareholders	50,880
Registration fees	1,060
Other	22,384
Total expenses, before expense reductions	17,003,226
Expense reductions	(866,535)
Total expenses, after expense reductions	16,136,691
Net investment income (loss)	28,244,682
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from investments	144,842,236
Net unrealized appreciation (depreciation) during the period on investments	72,578,201
Net gain (loss) on investment transactions	217,420,437
Net increase (decrease) in net assets resulting from operations	$ 245,665,119

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Years Ended July 31,
	2004	2003
Operations: Net investment income (loss)	$ 28,244,682	$ 24,195,699
Net realized gain (loss) on investment transactions	144,842,236	6,384,912
Net unrealized appreciation (depreciation) on investment transactions during the period	72,578,201	105,973,893
Net increase (decrease) in net assets resulting from operations	245,665,119	136,554,504
Distributions to shareholders from: Net investment income: Class A	(741,937)	(1,246,885)
Class B	-	(190,820)
Class C	(1,238)	(73,634)
Class I	(125,168)	(403,374)
Class AARP	(239,616)	(298,183)
Class S	(17,124,636)	(27,353,262)
Fund share transactions: Proceeds from shares sold	277,843,204	164,500,474
Reinvestment of distributions	17,103,052	27,752,821
Cost of shares redeemed	(491,989,673)	(368,337,630)
Net increase (decrease) in net assets from Fund share transactions	(197,043,417)	(176,084,335)
Increase (decrease) in net assets	30,389,107	(69,095,989)
Net assets at beginning of period	1,665,843,440	1,734,939,429
Net assets at end of period (including undistributed net investment income of $28,187,134 and $18,175,047, respectively)	$ 1,696,232,547	$ 1,665,843,440

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A
Years Ended July 31,	2004	2003	2002	2001[a]
Selected Per Share Data
Net asset value, beginning of period	$ 20.71	$ 19.26	$ 26.17	$ 26.58
Income (loss) from investment operations: Net investment income (loss)[b]	.31	.25	.21	.00[c]
Net realized and unrealized gain (loss) on investment transactions	2.74	1.51	(5.33)	(.41)
Total from investment operations	3.05	1.76	(5.12)	(.41)
Less distributions from: Net investment income	(.19)	(.31)	(.10)	-
Net realized gains on investment transactions	-	-	(1.69)	-
Total distributions	(.19)	(.31)	(1.79)	-
Net asset value, end of period	$ 23.57	$ 20.71	$ 19.26	$ 26.17
Total Return (%)[d]	14.76	9.31	(20.49)	(1.54)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	85	81	79	101
Ratio of expenses (%)	1.22	1.18	1.11	1.16*
Ratio of net investment income (loss) (%)	1.33	1.33	.94	.17*
Portfolio turnover rate (%)	43	93	52	80
[a] For the period from June 25, 2001 (commencement of operations of Class A shares) to July 31, 2001.
[b] Based on average shares outstanding during the period.
[c] Amount is less than $.005.
[d] Total return does not reflect the effect of any sales charge.
* Annualized
** Not annualized

Class B
Years Ended July 31,	2004	2003	2002	2001[a]
Selected Per Share Data
Net asset value, beginning of period	$ 20.61	$ 19.16	$ 26.15	$ 26.58
Income (loss) from investment operations: Net investment income (loss)[b]	.12	.10	.02	(.02)
Net realized and unrealized gain (loss) on investment transactions	2.73	1.50	(5.32)	(.41)
Total from investment operations	2.85	1.60	(5.30)	(.43)
Less distributions from: Net investment income	-	(.15)	-	-
Net realized gains on investment transactions	-	-	(1.69)	-
Total distributions	-	(.15)	(1.69)	-
Net asset value, end of period	$ 23.46	$ 20.61	$ 19.16	$ 26.15
Total Return (%)[c]	13.83[d]	8.42	(21.18)	(1.62)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	23	24	26	38
Ratio of expenses before expense reductions (%)	2.04	2.00	1.95	1.96*
Ratio of expenses after expense reductions (%)	2.02	2.00	1.95	1.96*
Ratio of net investment income (loss) (%)	.53	.51	.10	(.63)*
Portfolio turnover rate (%)	43	93	52	80
[a] For the period from June 25, 2001 (commencement of operations of Class B shares) to July 31, 2001.
[b] Based on average shares outstanding during the period.
[c] Total return does not reflect the effect of any sales charge.
[d] Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized

Class C
Years Ended July 31,	2004	2003	2002	2001[a]
Selected Per Share Data
Net asset value, beginning of period	$ 20.62	$ 19.16	$ 26.16	$ 26.58
Income (loss) from investment operations: Net investment income (loss)[b]	.13	.10	.03	(.02)
Net realized and unrealized gain (loss) on investment transactions	2.72	1.51	(5.34)	(.40)
Total from investment operations	2.85	1.61	(5.31)	(.42)
Less distributions from: Net investment income	(.00)[c]	(.15)	-	-
Net realized gains on investment transactions	-	-	(1.69)	-
Total distributions	-	(.15)	(1.69)	-
Net asset value, end of period	$ 23.47	$ 20.62	$ 19.16	$ 26.16
Total Return (%)[d]	13.83[e]	8.43	(21.14)	(1.58)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	11	10	10	12
Ratio of expenses before expense reductions (%)	2.05	1.99	1.94	1.94*
Ratio of expenses after expense reductions (%)	2.00	1.99	1.94	1.94*
Ratio of net investment income (loss) (%)	.55	.52	.11	(.60)*
Portfolio turnover rate (%)	43	93	52	80
[a] For the period from June 25, 2001 (commencement of operations of Class C shares) to July 31, 2001.
[b] Based on average shares outstanding during the period.
[c] Amount is less than $.005.
[d] Total return does not reflect the effect of any sales charge.
[e] Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized

Class I
Years Ended July 31,	2004	2003	2002	2001[a]
Selected Per Share Data
Net asset value, beginning of period	$ 20.71	$ 19.26	$ 26.19	$ 26.58
Income (loss) from investment operations: Net investment income (loss)[b]	.41	.33	.31	.02
Net realized and unrealized gain (loss) on investment transactions	2.75	1.51	(5.34)	(.41)
Total from investment operations	3.16	1.84	(5.03)	(.39)
Less distributions from: Net investment income	(.29)	(.39)	(.21)	-
Net realized gains on investment transactions	-	-	(1.69)	-
Total distributions	(.29)	-	(1.90)	-
Net asset value, end of period	$ 23.58	$ 20.71	$ 19.26	$ 26.19
Total Return (%)	15.32[c]	9.78	(20.16)	(1.47)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	16	11	21	32
Ratio of expenses before expense reductions (%)	.73	.74	.69	.69*
Ratio of expenses after expense reductions (%)	.73	.74	.69	.69*
Ratio of net investment income (loss) (%)	1.82	1.77	1.36	.64*
Portfolio turnover rate (%)	43	93	52	80
[a] For the period from June 25, 2001 (commencement of operations of Class I shares) to July 31, 2001.
[b] Based on average shares outstanding during the period.
[c] Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized

Class AARP
Years Ended July 31,	2004	2003	2002	2001[a]
Selected Per Share Data
Net asset value, beginning of period	$ 20.71	$ 19.26	$ 26.19	$ 29.03
Income (loss) from investment operations: Net investment income (loss)[b]	.37	.29	.27	.25
Net realized and unrealized gain (loss) on investment transactions	2.74	1.51	(5.35)	.04
Total from investment operations	3.11	1.80	(5.08)	.29
Less distributions from: Net investment income	(.24)	(.35)	(.16)	(.32)
Net realized gains on investment transactions	-	-	(1.69)	(2.81)
Total distributions	(.24)	(.35)	(1.85)	(3.13)
Net asset value, end of period	$ 23.58	$ 20.71	$ 19.26	$ 26.19
Total Return (%)	15.05[c]	9.56	(20.33)	.40**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	32	19	17	16
Ratio of expenses before expense reductions (%)	.94	.97	.89	.89*
Ratio of expenses after expense reductions (%)	.94	.97	.89	.89*
Ratio of net investment income (loss) (%)	1.61	1.54	1.16	1.11*
Portfolio turnover rate (%)	43	93	52	80
[a] For the period from October 2, 2000 (commencement of operations of Class AARP shares) to July 31, 2001.
[b] Based on average shares outstanding during the period.
[c] Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized

Class S
Years Ended July 31,	2004	2003	2002	2001	2000
Selected Per Share Data
Net asset value, beginning of period	$ 20.71	$ 19.26	$ 26.18	$ 26.81	$ 30.05
Income (loss) from investment operations:
Net investment income (loss)[a]	.38	.29	.27	.32	.33
Net realized and unrealized gain (loss) on investment transactions	2.74	1.51	(5.34)	2.18	(1.73)
Total from investment operations	3.12	1.80	(5.07)	2.50	(1.40)
Less distributions from: Net investment income	(.24)	(.35)	(.16)	(.32)	(.39)
Net realized gains on investment transactions	-	-	(1.69)	(2.81)	(1.45)
Total distributions	(.24)	(.35)	(1.85)	(3.13)	(1.84)
Net asset value, end of period	$ 23.59	$ 20.71	$ 19.26	$ 26.18	$ 26.81
Total Return (%)	15.10[b]	9.56	(20.30)	8.68	(4.61)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	1,529	1,520	1,581	2,558	2,078
Ratio of expenses before expense reductions (%)	.94	.97	.89	.89	.95[c]
Ratio of expenses after expense reductions (%)	.89	.97	.89	.89	.94[c]
Ratio of net investment income (loss) (%)	1.66	1.54	1.16	1.17	1.20
Portfolio turnover rate (%)	43	93	52	80	46
[a] Based on average shares outstanding during the period.
[b] Total return would have been lower had certain expenses not been reduced.
[c] The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were .94% and .94%, respectively.

Notes to Financial Statements

A. Significant Accounting Policies

Scudder Large Company Value Fund (the "Fund") is a diversified series of Value Equity Trust (the "Trust") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Prior to March 1, 2004, Class C shares were offered with an initial sales charge. Class C shares do not convert into another class. Class I shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes. On August 13, 2004, Class I was renamed Institutional Class. Shares of Class AARP are designed for members of AARP. Class S shares of the Fund are generally not available to new investors. Class AARP and S shares are not subject to initial or contingent deferred sales charges.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution service fees, administrative fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Scudder Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

Foreign Currency Translations. The books and records of the Fund are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

Securities Lending. The Fund may lend securities to financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund in the form of cash and/or government securities equal to 102 percent of the value of domestic securities and 105 percent of the value of securities denominated in foreign currencies on loan. The Fund may invest the cash collateral in Daily Assets Fund Institutional, an affiliated money market fund. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of fees paid to the lending agent. Either the Fund or the borrower may terminate the loan. The Fund is subject to all investment risks associated with the value of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At July 31, 2004, the Fund had a net tax basis capital loss carryforward of approximately $21,486,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until July 31, 2011, the expiration date, whichever occurs first.

Distribution of Income and Gains. Distributions of net investment income, if any, are made annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At July 31, 2004, the Fund's components of distributable earnings (accumulated losses) on a tax-basis are as follows:

Undistributed ordinary income*	$ 28,187,134
Undistributed net long-term capital gains	$ -
Capital loss carryforwards	$ (21,486,000)
Net unrealized appreciation (depreciation) on investments	$ 259,529,171

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:

	Years ended July 31,
	2004	2003
Distributions from ordinary income	$ 18,232,595	$ 29,566,158

*For tax purposes short-term capital gains distributions are considered ordinary income distributions.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Securities

During the the year ended July 31, 2004, purchases and sales of investment securities (excluding short-term investments) aggregated $719,216,131 and $836,340,577, respectively.

C. Related Parties

Management Agreement. Under the Management Agreement with Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. The management fee payable under the Management Agreement is equal to an annual rate of 0.60% of the first $1,500,000,000 of the Fund's average daily net assets, 0.575% of the next $500,000,000 of such net assets, 0.55% of the next $1,000,000,000 of such net assets, 0.525% of the next $1,000,000,000 of such net assets, 0.50% of the next $1,000,000,000 of such net assets and 0.475% of such net assets in excess of $5,000,000,000, computed and accrued daily and payable monthly. Accordingly, for the year ended July 31, 2004, the fee pursuant to the Management Agreement was equivalent to an annual effective rate of 0.60% of the Fund's average daily net assets.

For the year ended July 31, 2004, the Advisor has agreed to reimburse the Fund $4,194 for expenses.

Administrative Fee. Under the Administrative Agreement, the Advisor provided or paid others to provide substantially all of the administrative services required by the Fund (other than those provided by the Advisor under its Management Agreement with the Fund, as described above) in exchange for the payment by each class of the Fund of an administrative services fee (the "Administrative Fee") of 0.405%, 0.425%, 0.415%, 0.16%, 0.40% and 0.40% of the average daily net assets for Class A, B, C, I, AARP and S shares, respectively, computed and accrued daily and payable monthly.

The Administrative Agreement between the Advisor and the Fund was terminated effective March 31, 2004, and effective April 1, 2004, the Fund directly bears the cost of those expenses formerly covered under the Administrative Agreement.

Effective October 1, 2003 through September 30, 2005, the Advisor has contractually agreed to waive all or a portion of its management fee and/or Administrative Fee and reimburse or pay certain operating expenses of the Fund to the extent necessary to maintain the operating expenses of each class at 1.005%, 1.02%, 1.01%, 0.755%, 0.995% and 0.995% for Class A, B, C, I, AARP and S shares, respectively (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, Rule 12b-1 distribution and/or service fees, trustee and trustee counsel fees and organizational and offering expenses). In addition, the Advisor reimbursed $796,581 for Class S.

For the period August 1, 2003 through March 31, 2004, the Administrative Fee was as follows:

Administrative Fee	Total Aggregated	Not imposed
Class A	$ 237,683	$ -
Class B	74,020	870
Class C	31,280	377
Class I	10,947	819
Class AARP	62,658	784
Class S	4,228,752	52,830
	$ 4,645,340	$ 55,680

Service Provider Fees. Scudder Investments Service Company ("SISC"), an affiliate of the Advisor, is the Fund's transfer, dividend-paying agent and shareholder service agent for Class A, B, C and I shares of the Fund. Scudder Service Corporation ("SSC"), a subsidiary of the Advisor, is the transfer, dividend-paying agent and shareholder service agent for Class AARP and S shares of the Fund. Pursuant to a sub-transfer agency agreement among SISC and SSC and DST Systems, Inc. ("DST"), SISC and SSC have delegated certain transfer agent and dividend paying agent functions to DST. The costs and expenses of such delegation are borne by SISC and SSC, not by the Fund. For the period April 1, 2004 through July 31, 2004, the amounts charged to the Fund by SISC and SSC were as follows:

Services to Shareholders	Total Aggregated	Not Imposed	Unpaid at July 31, 2004
Class A	$ 97,844	$ -	$ 97,844
Class B	34,892	4,281	30,611
Class C	19,154	5,791	13,363
Class I	2,562	-	2,562
Class AARP	20,374	-	20,374
Class S	779,240	-	779,240
	$ 954,066	$ 10,072	$ 943,994

Scudder Fund Accounting Corporation ("SFAC"), an affiliate of the Advisor, is responsible for computing the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. SFAC has retained State Street Bank and Trust Company to provide certain administrative, fund accounting and record-keeping services to the Fund. For the period April 1, 2004 through July 31, 2004, the amount charged to the Fund by SFAC for accounting services aggregated $118,584, all of which is unpaid at July 31, 2004.

Prior to April 1, 2004, the service provider fees outlined above were paid by the Advisor in accordance with the Administrative Agreement.

Distribution Service Agreement. Under the Distribution Service Agreement, in accordance with Rule 12b-1 under the 1940 Act, Scudder Distributors, Inc. ("SDI"), a subsidiary of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of Class B and C shares. Pursuant to the agreement, SDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the year ended July 31, 2004, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at July 31, 2004
Class B	$ 192,714	$ 15,320
Class C	84,978	7,168
	$ 277,692	$ 22,488

In addition, SDI provides information and administrative services ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended July 31, 2004, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at July 31, 2004	Effective Rate
Class A	$ 187,966	$ 26,178.22%
Class B	64,808	5,511.25%
Class C	27,193	2,124.24%
	$ 279,967	$ 33,813

Underwriting Agreement and Contingent Deferred Sales Charge. SDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A and C shares for the year ended July 31, 2004 aggregated $9,589 and $115, respectively.

In addition, SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the year ended July 31, 2004, the CDSC for Class B and C shares aggregated $60,428 and $683, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares. For the year ended July 31, 2004, SDI received $102.

Trustees' Fees and Expenses. The Fund pays each Trustee not affiliated with the Advisor retainer fees plus specified amounts for attended board and committee meetings.

Scudder Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Scudder Cash Management QP Trust (the "QP Trust"), and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust.

Other Related Parties. AARP through its affiliate, AARP Services, Inc., monitors and oversees the AARP Investment Program from Scudder Investments, but does not act as an investment advisor or recommend specific mutual funds. DeIM has agreed to pay a fee to AARP and/or its affiliates in return for the use of the AARP trademark and services relating to investments by AARP members in AARP Class shares of the Fund. This fee is calculated on a daily basis as a percentage of the combined net assets of the AARP classes of all funds managed by DeIM. The fee rates, which decrease as the aggregate net assets of the AARP classes become larger, are as follows: 0.07% for the first $6 billion of net assets, 0.06% for the next $10 billion of such net assets and 0.05% of such net assets thereafter. These amounts are used for the general purposes of AARP and its members.

D. Expense Off-Set Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's custodian expenses. During the year ended July 31, 2004, custodian fees were reduced by $8 for custodian credits earned.

E. Line of Credit

The Fund and several other affiliated funds (the "Participants") share in a $1.25 billion revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

F. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended July 31, 2004		Year Ended July 31, 2003
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	1,156,221	$ 26,591,119	1,487,702	$ 28,025,493
Class B	240,219	5,389,436	205,647	3,831,802
Class C	174,656	3,971,779	177,441	3,278,733
Class I	277,602	6,650,618	1,099,115	20,642,253
Class AARP	757,664	17,610,142	361,666	6,835,886
Class S	9,256,360	217,630,110	5,471,244	101,886,307
		$ 277,843,204		$ 164,500,474
Shares issued to shareholders in reinvestment of distributions
Class A	31,711	$ 728,729	65,739	$ 1,221,430
Class B	-	-	9,496	176,443
Class C	51	1,185	3,858	71,679
Class I	5,461	125,168	21,769	403,374
Class AARP	10,080	231,115	15,484	287,233
Class S	697,896	16,016,855	1,379,658	25,592,662
		$ 17,103,052		$ 27,752,821
Shares redeemed
Class A	(1,491,336)	$ (34,524,693)	(1,759,023)	$ (32,746,518)
Class B	(462,124)	(10,624,129)	(410,985)	(7,584,409)
Class C	(207,992)	(4,785,168)	(188,631)	(3,487,922)
Class I	(128,419)	(2,654,337)	(1,679,180)	(29,633,982)
Class AARP	(302,708)	(6,983,970)	(368,847)	(6,705,304)
Class S	(18,562,637)	(432,417,376)	(15,541,749)	(288,179,495)
		$ (491,989,673)		$ (368,337,630)
Net increase (decrease)
Class A	(303,404)	$ (7,204,845)	(205,582)	$ (3,499,595)
Class B	(221,905)	(5,234,693)	(195,842)	(3,576,164)
Class C	(33,285)	(812,204)	(7,332)	(137,510)
Class I	154,644	4,121,449	(558,296)	(8,588,355)
Class AARP	465,036	10,857,287	8,303	417,815
Class S	(8,608,381)	(198,770,411)	(8,690,847)	(160,700,526)
		$ (197,043,417)		$ (176,084,335)

G. Regulatory Matters and Litigation

Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations ("inquiries") into the mutual fund industry, and have requested information from numerous mutual fund companies, including Scudder Investments. We are unable to determine what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors. Publicity about mutual fund practices arising from these industry-wide inquiries serves as the general basis of a number of private lawsuits against the Scudder funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain Scudder funds, Deutsche Asset Management ("DeAM") and its affiliates, certain individuals, including in some cases Fund Trustees/Directors, and other parties. DeAM has undertaken to bear all liabilities and expenses incurred by the Scudder funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding fund valuation, market timing, revenue sharing or other subjects of the pending inquiries. Based on currently available information, DeAM believes the likelihood that the pending lawsuits will have a material adverse financial impact on a Scudder fund is remote and such actions are not likely to materially affect its ability to perform under its investment management agreements with the Scudder funds.

H. Fund Merger

On June 15, 2004, the Board of Scudder Large Company Value Fund ( "the Fund") approved, in principle, the merger of the Fund into Scudder Large Cap Value Fund, a Scudder fund managed by the same portfolio management team.

Completion of the merger is subject to a number of conditions, including final approval by the Fund's Board and approval by the shareholders of the Fund at a shareholder meeting expected to be held within approximately the next four months.

Report of Independent Registered Public Accounting Firm

To the Trustees of Value Equity Trust and the Shareholders of Scudder Large Company Value Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights, present fairly, in all material respects, the financial position of Scudder Large Company Value Fund (the "Fund") at July 31, 2004, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States), which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2004, by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Boston, Massachusetts September 24, 2004	PricewaterhouseCoopers LLP

Tax Information (Unaudited)

For corporate shareholders, 100% of the income dividends paid during the Fund's fiscal year ended July 31, 2004, qualified for the dividends received deduction.

For federal income tax purposes, the fund designates $43,600,000 or the maximum amount allowable under tax law, as qualified dividend income.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call 1-800-SCUDDER.

Trustees and Officers

The following table presents certain information regarding the Trustees and Officers of the fund as of July 31, 2004. Each individual's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each individual has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each Trustee is c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL 33910. Unless otherwise indicated, the address of each Officer is Two International Place, Boston, Massachusetts 02110. The term of office for each Trustee is until the next meeting of shareholders called for the purpose of electing Trustees and until the election and qualification of a successor, or until such Trustee sooner dies, resigns, retires or is removed as provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Trustee will hold office for an indeterminate period. The Trustees of the fund may also serve in similar capacities with other funds in the fund complex.

Independent Trustees
Name, Year of Birth, Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen
Dawn-Marie Driscoll (1946) Chairman, 2004-present Trustee, 1987-present	President, Driscoll Associates (consulting firm); Executive Fellow, Center for Business Ethics, Bentley College; formerly, Partner, Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene's (1978-1988). Directorships: CRS Technology (technology service company); Advisory Board, Center for Business Ethics, Bentley College; Board of Governors, Investment Company Institute; former Chairman, ICI Directors Services Committee	48
Henry P. Becton, Jr. (1943) Trustee, 1990-present	President, WGBH Educational Foundation. Directorships: Becton Dickinson and Company (medical technology company); The A.H. Belo Company (media company); Concord Academy; Boston Museum of Science; Public Radio International. Former Directorships: American Public Television; New England Aquarium; Mass Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service	48
Keith R. Fox (1954) Trustee, 1996-present	Managing Partner, Exeter Capital Partners (private equity funds). Directorships: Facts on File (school and library publisher); Progressive Holding Corporation (kitchen importer and distributor); Cloverleaf Transportation Inc. (trucking); K-Media, Inc. (broadcasting); Natural History, Inc. (magazine publisher); National Association of Small Business Investment Companies (trade association)	48
Louis E. Levy (1932) Trustee, 2002-present	Retired. Formerly, Chairman of the Quality Control Inquiry Committee, American Institute of Certified Public Accountants (1992-1998); Partner, KPMG LLP (1958-1990). Directorships: Household International (banking and finance); ISI Family of Funds (registered investment companies; 4 funds overseen)	48
Jean Gleason Stromberg (1943) Trustee, 1999-present	Retired. Formerly, Consultant (1997-2001); Director, US General Accounting Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996). Directorships: The William and Flora Hewlett Foundation; Service Source, Inc.	48
Jean C. Tempel (1943) Trustee, 1994-present	Managing Partner, First Light Capital (venture capital group) (2000-present); formerly, Special Limited Partner, TL Ventures (venture capital fund) (1996-1998); General Partner, TL Ventures (1994-1996); President and Chief Operating Officer, Safeguard Scientifics, Inc. (public technology business incubator company) (1991-1993). Directorships: Sonesta International Hotels, Inc.; Aberdeen Group (technology research); United Way of Mass Bay; The Commonwealth Institute (supports women entrepreneurs). Trusteeships: Connecticut College, Vice Chair of Board, Chair, Finance Committee; Northeastern University, Vice Chair of Finance Committee, Chair, Funds and Endowment Committee
		48
Carl W. Vogt (1936) Trustee, 2002-present	Senior Partner, Fulbright & Jaworski, L.L.P. (law firm); formerly, President (interim) of Williams College (1999-2000); President, certain funds in the Deutsche Asset Management Family of Funds (formerly, Flag Investors Family of Funds) (registered investment companies) (1999-2000). Directorships: Yellow Corporation (trucking); American Science & Engineering (x-ray detection equipment); ISI Family of Funds (registered investment companies, 4 funds overseen); National Railroad Passenger Corporation (Amtrak); formerly, Chairman and Member, National Transportation Safety Board	48

Officers
Name, Year of Birth, Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years and Other Directorships Held
Julian F. Sluyters[2] (1960) Chief Executive Officer, 2004-present	Managing Director, Deutsche Asset Management (since May 2004); President and Chief Executive Officer of The Germany Fund, Inc., The New Germany Fund, Inc., The Central Europe and Russia Fund, Inc., The Brazil Fund, Inc., The Korea Fund, Inc., Scudder Global High Income Fund, Inc. and Scudder New Asia Fund, Inc. (since May 2004); President and Chief Executive Officer, UBS Fund Services (2001-2003); Chief Administrative Officer (1998-2001) and Senior Vice President and Director of Mutual Fund Operations (1991-1998) UBS Global Asset Management

Brenda Lyons (1963) President, 2003-present	Managing Director, Deutsche Asset Management
John Millette (1962) Vice President and Secretary, 1999-present	Director, Deutsche Asset Management
Kenneth Murphy (1963) Vice President, 2002-present	Vice President, Deutsche Asset Management (2000-present); formerly, Director, John Hancock Signature Services (1992-2000)
Charles A. Rizzo (1957) Treasurer and Chief Financial Officer, 2002-present	Managing Director, Deutsche Asset Management (April 2004-present); formerly, Director, Deutsche Asset Management (April 2000-March 2004); Vice President and Department Head, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Senior Manager, Coopers & Lybrand L.L.P. (now PricewaterhouseCoopers LLP) (1993-1998)

Lisa Hertz[2] (1970) Assistant Secretary, 2003-present	Assistant Vice President, Deutsche Asset Management
Daniel O. Hirsch[3] (1954) Assistant Secretary, 2002-present	Managing Director, Deutsche Asset Management (2002-present) and Director, Deutsche Global Funds Ltd. (2002-present); formerly, Director, Deutsche Asset Management (1999-2002); Principal, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Assistant General Counsel, United States Securities and Exchange Commission (1993-1998)

Caroline Pearson (1962) Assistant Secretary, 1997-present	Managing Director, Deutsche Asset Management
Kevin Gay (1959) Assistant Treasurer, 2004-present	Vice President, Deutsche Asset Management
Salvatore Schiavone (1965) Assistant Treasurer, 2003-present	Director, Deutsche Asset Management
Kathleen Sullivan D'Eramo (1957) Assistant Treasurer, 2003-present	Director, Deutsche Asset Management

1 Length of time served represents the date that each Trustee was first elected to the common board of Trustees which oversees a number of investment companies, including the fund, managed by the Advisor. For the Officers of the fund, the length of time served represents the date that each Officer was first elected to serve as an Officer of any fund overseen by the aforementioned common board of Trustees.
2 Address: 345 Park Avenue, New York, New York
3 Address: One South Street, Baltimore, Maryland

The fund's Statement of Additional Information ("SAI") includes additional information about the Trustees. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: 1-800-SCUDDER.

Account Management Resources

For shareholders of Classes A, B and C

Automated Information Lines

ScudderACCESS (800) 972-3060

Personalized account information, information on other Scudder funds and services via touchtone telephone and for Classes A, B, and C only, the ability to exchange or redeem shares.

Web Site

scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 621-1048 To speak with a Scudder service representative.
Written Correspondence	Scudder Investments PO Box 219356 Kansas City, MO 64121-9356
Proxy Voting	A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site - scudder.com (type "proxy voting" in the search field) - or on the SEC's Web site - www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148

	Class A	Class B	Class C
Nasdaq Symbol	SDVAX	SDVBX	SDVCX
CUSIP Number	920390-861	920390-853	920390-846
Fund Number	449	649	749

	AARP Investment Program Shareholders	Scudder Class S Shareholders
Automated Information Lines	Easy-Access Line (800) 631-4636	SAIL™ (800) 343-2890
Personalized account information, the ability to exchange or redeem shares, and information on other Scudder funds and services via touchtone telephone.
Web Sites	aarp.scudder.com	myScudder.com
View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 253-2277 To speak with an AARP Investment Program service representative	(800) SCUDDER To speak with a Scudder service representative.
Written Correspondence	AARP Investment Program from Scudder Investments PO Box 219735 Kansas City, MO 64121-9735	Scudder Investments PO Box 219669 Kansas City, MO 64121-9669
Proxy Voting	A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web sites - aarp.scudder.com or myScudder.com (type "proxy voting" in the search field) - or on the SEC's Web site - www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call your service representative.

Principal Underwriter	If you have questions, comments or complaints, contact: Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class AARP	Class S
Nasdaq Symbol	SLCOX	SCDUX
Fund Number	249	049

Notes

Notes

Notes

Notes

Notes

Notes

ITEM 2.         CODE OF ETHICS.

As of the end of the period, July 31, 2004, Value Equity Trust has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its
Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.         AUDIT COMMITTEE FINANCIAL EXPERT.

The Funds' audit committee is comprised solely of trustees who are "independent"
(as such term has been defined by the Securities and Exchange Commission ("SEC")
in regulations implementing Section 407 of the Sarbanes-Oxley Act (the
"Regulations")). The Funds' Board of Trustees has determined that there are several "audit committee financial experts" serving on the Funds' audit committee. The Board has determined that Louis E. Levy, the chair of the Funds'
audit committee, qualifies as an "audit committee financial expert" (as such term has been defined by the Regulations) based on its review of Mr. Levy's pertinent experience and education. The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification. In accordance with New York Stock
Exchange requirements, the Board believes that all members of the Funds' audit committee are financially literate, as such qualification is interpreted by the
Board in its business judgment, and that at least one member of the audit committee has accounting or related financial management expertise.

ITEM 4.         PRINCIPAL ACCOUNTANT FEES AND SERVICES.

                        SCUDDER LARGE COMPANY VALUE FUND
                      FORM N-CSR DISCLOSURE RE: AUDIT FEES

The following  table shows the amount of fees that  PricewaterhouseCoopers,  LLP
("PWC"),  the Fund's  auditor,  billed to the Fund  during  the Fund's  last two fiscal years. For engagements with PWC entered into on or after May 6, 2003, the
Audit  Committee  approved in advance all audit services and non-audit  services that PWC provided to the Fund.

The Audit Committee has delegated certain  pre-approval  responsibilities to its
Chairman (or, in his absence, any other member of the Audit Committee).

               Services that the Fund's Auditor Billed to the Fund

--------------------------------------------------------------------------------
 Fiscal Year        Audit Fees      Audit-Related     Tax Fees       All Other
    Ended            Billed          Fees Billed      Billed        Fees Billed
   July 31,         to Fund            to Fund        to Fund         to Fund
--------------------------------------------------------------------------------
2004                $69,500             $185          $6,900             $0
--------------------------------------------------------------------------------
2003                $63,300            $1,205         $6,700             $0
--------------------------------------------------------------------------------

The above "Tax Fees" were billed for professional services rendered for tax compliance and tax return preparation.

           Services that the Fund's Auditor Billed to the Adviser and
                        Affiliated Fund Service Providers

The  following  table  shows  the  amount  of  fees  billed  by PWC to  Deutsche
Investment Management Americas,  Inc. ("DeIM" or the "Adviser"),  and any entity
controlling,   controlled  by  or  under  common  control  with  DeIM  ("Control
Affiliate") that provides ongoing services to the Fund ("Affiliated Fund Service
Provider"),  for  engagements  directly  related  to the Fund's  operations  and financial reporting, during the Fund's last two fiscal years.

--------------------------------------------------------------------------------
                     Audit-Related        Tax Fees                  All
      Fiscal         Fees Billed to       Billed to          Other Fees Billed
       Year          Adviser and         Adviser and          to Adviser and
       Ended         Affiliated Fund     Affiliated Fund      Affiliated Fund
      July 31,      Service Providers   Service Providers    Service Providers
--------------------------------------------------------------------------------
2004                    $767,051                 $0                    $0
--------------------------------------------------------------------------------
2003                    $517,013               $55,500                 $0
--------------------------------------------------------------------------------

The  "Audit-Related  Fees"  were  billed for  services  in  connection  with the assessment of internal controls,  agreed-upon  procedures and additional related procedures.

                                       1

                               Non-Audit Services

The  following  table shows the amount of fees that PWC billed during the Fund's last two fiscal years for non-audit services. For engagements entered into on or after May 6, 2003, the Audit Committee  pre-approved all non-audit services that
PWC  provided to the Adviser  and any  Affiliated  Fund  Service  Provider  that related  directly to the Fund's  operations and financial  reporting.  The Audit
Committee  requested  and  received  information  from PWC about  any  non-audit services that PWC rendered during the Fund's last fiscal year to the Adviser and any Affiliated Fund Service Provider.  The Committee considered this information in evaluating PWC's independence.

--------------------------------------------------------------------------------
                                 Total Non-Audit
                                  Fees billed to
                                   Adviser and
                                  Affiliated Fund         Total
                                 Service Providers    Non-Audit Fees
                                  (engagements           billed to
                                     related           Adviser and
                                  directly to the    Affiliated Fund
                   Total            operations           Service
      Fiscal      Non-Audit        and financial        Providers
       Year      Fees Billed        reporting          (all other      Total of
      Ended       to Fund          of the Fund)        engagements)    (A), (B)
     July 31,        (A)               (B)                 (C)          and (C)
--------------------------------------------------------------------------------
2004              $6,900               $0             $1,584,295      $1,591,195
--------------------------------------------------------------------------------
2003              $6,700            $55,500           $5,960,377      $6,022,577
--------------------------------------------------------------------------------

All other  engagement  fees were  billed for  services in  connection  with risk management,  tax services and process  improvement/integration  initiatives  for
DeIM and other related  entities that provide  support for the operations of the fund.

                                       2

ITEM 5.         AUDIT COMMITTEE OF LISTED REGISTRANTS

                Not Applicable

ITEM 6.         SCHEDULE OF INVESTMENTS

                Not Applicable

ITEM 7.         DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
                CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

                Not Applicable.

ITEM 8.         PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT
                INVESTMENT COMPANY AND AFFILIATED PURCHASERS

                Not Applicable.

ITEM 9.         SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Committee on Independent Trustees/Directors selects and nominates
Independent Trustees/Directors. Fund shareholders may also submit nominees that will be considered by the committee when a Board vacancy occurs. Submissions should be mailed to the attention of the Secretary of the Trust, Two
International Place, Boston, MA 02110.

ITEM 10.        CONTROLS AND PROCEDURES.

(a) The Chief Executive and Financial Officers concluded that the Registrant's
Disclosure Controls and Procedures are effective based on the evaluation of the
Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

Fund management has previously identified a significant deficiency relating to the overall fund expense payment and accrual process. This matter relates primarily to a bill payment processing issue. There was no material impact to shareholders, fund net asset value, fund performance or the accuracy of any fund's financial statements. Fund management discussed this matter with the
Registrant's Audit Committee and auditors, instituted additional procedures to enhance its internal controls and will continue to develop additional controls and redesign work flow to strengthen the overall control environment associated with the processing and recording of fund expenses.

(b) There have been no changes in the registrant's internal control over financial reporting that occurred during the registrant's last half-year (the registrant's second fiscal half-year in the case of the annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal controls over financial reporting.

ITEM 11.        EXHIBITS.

(a)(1)   Code of Ethics  pursuant to Item 2 of Form N-CSR is filed and  attached hereto as EX-99.CODE ETH.

(a)(2)   Certification  pursuant to Rule 30a-2(a) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(a))  is filed  and  attached  hereto  as
         Exhibit 99.CERT.

(b)      Certification  pursuant to Rule 30a-2(b) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(b))  is furnished and attached hereto as
         Exhibit 99.906CERT.

Form N-CSR Item F

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:                         Scudder Large Company Value Fund

By:                                 /s/Julian Sluyters
                                    ---------------------------
                                    Julian Sluyters
                                    Chief Executive Officer

Date:                               October 1, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:                         Scudder Large Company Value Fund

By:                                 /s/Julian Sluyters
                                    ---------------------------
                                    Julian Sluyters
                                    Chief Executive Officer

Date:                               October 1, 2004

By:                                 /s/Paul Schubert
                                    ---------------------------
                                    Paul Schubert
                                    Chief Financial Officer

Date:                               October 1, 2004